EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ONLINE ORIGINALS, INC. (the "Company") on Form 10-KSB for the period ended November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory Adams, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 13, 2008


By:      /s/ Gregory Adams
         --------------------------------
         Gregory Adams
         Chief Financial Officer, principal financial officer and principal accounting officer